Q1 2018 Investor Presentation

This presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives. These statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could,” are generally forward-looking in nature and not historical facts. Investors should understand that the following important factors, in addition to those discussed elsewhere in this presentation as well as in reports we file with the Securities and Exchange Commission, could cause actual results to differ materially from those expressed in such forward-looking statements: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations, including with respect to our acquisition of Metropolitan BancGroup, Inc.; (ii) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iii) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (iv) the financial resources of, and products available to, competitors; (v) changes in laws and regulations (including H.R.1, commonly know as the Tax Cuts and Jobs Act, enacted in December 2017) as well as changes in accounting standards; (vi) changes in regulatory policy; (vii) changes in the securities and foreign exchange markets; (viii) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (ix) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (x) an insufficient allowance for loan losses as a result of inaccurate assumptions; (xi) general market or business conditions; (xii) changes in demand for loan products and financial services; (xiii) concentration of credit exposure; (xiv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (xv) other circumstances, many of which are beyond management‟s control. Our management believes the forward-looking statements about us are reasonable. However, investors should not place undue reliance on them. Any forward-looking statements in this presentation are not guarantees of future performance. They involve risks, uncertainties and assumptions, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. We expressly disclaim any duty to update or revise any forward-looking statements, all of which are expressly qualified by the statements in this section.

More than 180 banking, lending, wealth management and insurance offices 3 Western 28% Northern 28% Eastern 24% Central 20% Portfolio Loans* [CATEG ORY NAME] 41% Northern 19% [CATEG ORY NAME] 23% Central 17% Total Deposits* *As of December 31, 2017

4 Enhance Profitability Capitalize on Opportunities Focus on Risk Management Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits • Board focus on Enterprise Risk Management • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

Nashville Memphis TENNESSEE Tupelo Jackson MISSISSIPPI Birmingham Huntsville Montgomery Atlanta GEORGIA ALABAMA Source: SNL Financial 5 Financial Highlights Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion

Market Expansion Experience Since 2010

2010

FDIC-Assisted Transaction:
Crescent Bank and Trust
Jasper, GA
Assets: $1.0 billion

De novo expansion:
- ✓ Columbus, MS

2011

FDIC-Assisted Transaction:
American Trust Bank
Roswell, GA
Assets: $145 million

Trust Acquisition:
RBC (USA) Trust Unit
Birmingham, AL
Assets: $680 million

De novo expansion:
- ✓ Montgomery, AL
- ✓ Starkville, MS
- ✓ Tuscaloosa, AL

2012

De novo expansion:
- ✓ Maryville, TN
- ✓ Jonesborough, TN

2013

Whole Bank Transaction:
First M&F Corporation
Kosciusko, MS
Assets: $1.5 billion

De novo expansion:
- ✓ Bristol, TN
- ✓ Johnson City, TN

2015

Whole Bank Transaction:
Heritage Financial Group, Inc.
Albany, GA
Assets: $1.9 billion

2016

Whole Bank Transaction:
KeyWorth Bank
Atlanta, GA
Assets: $399 million

2017

Whole Bank Transaction:
Metropolitan BancGroup, Inc.
Ridgeland, MS
Assets: $1.2 billion

De novo expansion:
- ✓ Mobile, AL

RENASANT CORPORATION
6

Over 180 banking, lending, wealth management and insurance offices 7 Assets $9.8 billion Gross Loans $7.6 billion Deposits $7.9 billion Highlights* *As of December 31, 2017

8 Enhance Profitability Capitalize on Opportunities Focus on Risk Management Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits • Board focus on Enterprise Risk Management • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

• Reduced balance sheet to manage assets below $10 billion at December 31, 2017 • Deleverage strategy included: • Reduction of $479 million in investment securities • Reduction of $99 million in mortgage loans held for sale ($ in millions) 9 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Total Assets Deposits

($ in millions) 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Not Purchased $2,886 $3,268 $3,830 $4,075 $4,292 $4,526 $4,714 $4,834 $5,059 $5,294 $5,588 Purchased Covered* $182 $143 $93 $45 $42 $30 - - - - - Purchased Not Covered $813 $577 $1,490 $1,453 $1,631 $1,549 $1,489 $1,402 $1,312 $2,155 $2,032 Total Loans $3,881 $3,988 $5,413 $5,573 $5,965 $6,105 $6,203 $6,236 $6,371 $7,449 $7,620 • Loans not purchased increased $295 million, or 22% annualized, during 4Q17 • Net loan growth totaled $171 million, or 9% annualized, during 4Q17 • Company maintains strong pipelines throughout all markets which will continue to drive further loan growth $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Not Purchased Purchased Covered Purchased ($ in thousands) 10 *Covered loans are subject to loss-share agreements with FDIC. Loss-share agreements with FDIC were terminated in 4Q16.

 At December 31, 2017, loans totaled $7.6 billion  73% Not Purchased  27% Purchased Const 8% Land Dev 2% 1-4 Family 31% Non Owner Occupied 25% Owner Occupied 18% C&I 14% Consumer 2% 11

12 Acquisition, Development & Construction (ADC) and Commercial Real Estate (CRE) C&D and CRE Loan Concentration Levels 82% 83% 87% 91% 82% 81% 66% 69% 76% 80% 0% 20% 40% 60% 80% 100% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 265% 258% 267% 277% 251% 231% 227% 230% 242% 244% 0% 50% 100% 150% 200% 250% 300% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 ADC Loans as a Percentage of Risk Based Capital CRE Loans (Construction & Perm) as a Percentage of Risk Based Capital

Non Interest DDA 22% Other Int Bearing Accts 52% Time Deposits 22% Borrowed Funds 4% 4Q 2017 Cost of Funds .52% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Non Interest Bearing Demand Deposits ($ in thousands) 13 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Total Deposits Cost of Deposits Fed Funds ($ i n t h ou san d s)

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Marg in Y ie ld /C os t Yield on Earning Assets Cost of Funds Margin ($ in thousands) 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Net Interest Income $157,133 $202,482 $72,351 $70,054 $77,157 $75,731 $78,049 $74,015 $79,603 $90,017 $93,262 Net Interest Margin 3.96% 4.12% 4.33% 4.21% 4.29% 4.15% 4.24% 4.01% 4.27% 4.08% 4.25% Yield on Earning Assets 4.53% 4.59% 4.65% 4.57% 4.66% 4.54% 4.66% 4.43% 4.68% 4.55% 4.75% Cost of Funds 0.57% 0.47% 0.32% 0.37% 0.38% 0.40% 0.42% 0.43% 0.43% 0.49% 0.52% 14

27% 6% 31% 9% 17% 10% 4Q17 $32M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other • Diversified sources of noninterest income • Opportunities for growing Non Interest Income Expansion of Trust Division Wealth Management services into larger, metropolitan markets Expansions within our de novo operations Expansion of the Mortgage Division within new markets Preserved debit card revenue in 2018 by deleveraging the balance sheet below $10B in assets in 4Q17 *Non interest income excludes gains from securities transactions. See slide 40 for reconciliation of Non-GAAP disclosure to GAAP 39% 6% 11% 5% 27% 12% 1Q08 $14M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 1Q142Q143Q144Q141Q152Q153Q154Q151Q162Q163Q164Q161Q172Q173Q174Q17 Non Interest Income* ($ in thousands) 15

• Continued focus on managing noninterest expenses and improving efficiency • Provided resources for eight de novo expansions since 2011 • Fluctuations in mortgage loan expense driven by higher mortgage production • Sub-60% efficiency ratio since 3Q17 16 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 Efficiency Ratio* Efficiency Ratio ex. Mortgage* *Excludes debt extinguishment penalties, amortization of intangibles, loss share termination charges and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income. Note: See slides 38 and 39 for reconciliation of Non-GAAP disclosure to GAAP

17 Enhance Profitability Capitalize on Opportunities Focus on Risk Management Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits • Board focus on Enterprise Risk Management • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

 Not purchased NPAs are now below pre-credit cycle levels  Loss-share agreements with FDIC were terminated in 4Q 2016 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Not Purchased Purchased Covered Purchased Not Covered As a percentage of total assets 18 Not Purchased Purchased Not Covered NPL’s $13.3M $10.2M ORE $4.4M $11.5M Total NPA’s $17.7M $21.7M

*Ratios excludes loans and assets purchased in connection with the recent acquisitions or loss share transactions. 0% 50% 100% 150% 200% 250% 300% 350% 400% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* • Net charge-offs: • 2 bps in 4Q17 • 6 bps YTD 2017 • Provision for loan losses: • $2.15 million in 4Q 2017 • $7.55 million YTD 2017 Allowance for Loan Losses as % of Non-Purchased Loans* 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1.65% 1.29% 1.11% 1.05% 1.03% 1.01% 0.91% 0.89% 0.87% 0.84% 0.83% 19 ($ i n t h ou san d s)

$0 $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 NPLs 30-89 Days Strong Credit Quality Metrics NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* • NPL‟s to total loans were 0.24% as of December 31, 2017 20 *Amounts exclude loans and assets purchased in connection with recent acquisitions or loss-share transactions. ($ i n t h ou san d s)

21 Enhance Profitability Capitalize on Opportunities Focus on Risk Management Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits • Board focus on Enterprise Risk Management • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

4.50% 5.50% 6.50% 7.50% 8.50% 9.50% 10.50% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Tangible Common Equity Ratio* Renasant Capital 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Tangible Common Equity* 6.64% 7.52% 7.54% 7.52% 7.80% 8.03% 9.00% 9.16% 9.31% 9.03% 9.56% Leverage 8.68% 9.53% 9.16% 9.19% 9.18% 9.38% 10.59% 10.39% 10.68% 10.05% 10.18% Tier 1 Risk Based 11.41% 12.45% 11.51% 11.38% 11.56% 11.57% 12.86% 12.93% 12.86% 12.26% 12.39% Total Risk Based 12.58% 13.54% 12.32% 12.17% 12.31% 13.84% 15.03% 15.11% 15.00% 14.30% 14.46% Tier 1 Common Equity N/A N/A 9.99% 9.88% 10.13% 10.16% 11.47% 11.69% 11.65% 11.21% 11.34% • Maintained dividend throughout economic downturn • Increased quarterly dividend twice since 2Q16 • Regulatory capital ratios are well above the minimum for well-capitalized classification • Capital level positions the Company for future growth and geographic expansion • Proactive capital plan: • Raised $98.2M of subordinated notes in 3Q 2016 • Raised $84.1M of common equity in 4Q 2016 22 * See slide 31 for reconciliation of Non-GAAP disclosure to GAAP

23 Dividends Per Share – Annual Payout $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 1 0 20 1 1 20 1 2 20 1 3 20 14 20 1 5 20 1 6 20 1 7 Consistent and Strong Dividend $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 2Q14 4Q14 2Q15 4Q15 2Q16 4Q16 2Q17 4Q17 Dividends Per Share – Quarterly Payout

24  $9.8B franchise well positioned in attractive markets in the Southeast  Merger with Metropolitan BancGroup, Inc. added $1.4B in assets, $940M in deposits and $970M in loans on the acquisition date  Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business  Opportunity for further profitability improvement  Organic loan growth  Core deposit growth  Revenue growth  Declining credit costs  Strong capital position  Consistent dividend payment history

Appendix 25

 Mazda and Toyota announced $1.6 billion investment creating up to 4,000 jobs by 2021  Ranked #6 on the Area Development Top States for Doing Business 2016  Honda, Hyundai, Mercedes-Benz and Toyota increasingly large presence  Merger with Heritage Financial Group, Inc. (Nasdaq: HBOS) in July 2015 added approximately $90.0 million in loans, $141 million in deposits and 9 branches  Opened Commercial Loan Production Office and Mortgage Production Office in Mobile, AL in Q1 2017  2nd largest research and technology park in the U.S  More than $1.4 billion in aerospace equipment exported in 2016  More than $8.4 billion in Department of Defense contracts 17.5% 6.2% 0.4% 1.6% 1.0% 6.8% 12.0% 1.1% 0.6% 0.0% 0.0% 5.0% 10.0% 15.0% 20.0% M or ga n Sh elb y Je ffe rs on M ad iso n M on tg om er y Ta lla de ga Ch am be rs Tu sc al oo sa Le e M ob ile 26 Deposit Market S re by County – Top 5 Presence in 4 of 10 counties 2 3 5 Deposit Market Share Rank 16 5 12 13 16 Alabama Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/17 21 14 Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $22,678 22.6% 221 2 Banco Bilbao Vizcaya Argentaria SA 13,843 13.8 89 3 Wells Fargo & Co. 8,824 8.8 128 4 ServisFirst Bancshares Inc. 4,390 4.4 11 5 Synovus Financial Corp. 4,230 4.2 37 6 BB&T Corp. 3,889 3.9 82 7 PNC Financial Services Group Inc. 3,215 3.2 67 8 Cadence Bancorp. 2,791 2.8 26 9 Trustmark Corp. 1,598 1.6 44 10 Bryant Bank 1,271 1.3 15 16 Renasant Corp. 993 1.0 19 Total Market 100,324 100.0 1,492 RNST Branches

 Entered the Florida market through the acquisition of HBOS.  Moved into FL with 6 full-services branches along I-75  Opened Mortgage Production Offices in Destin and Jacksonville in Q1 2017  Florida would have the 19th largest economy in the world, if it were a country  Publix Super Markets, Southern Wine & Spirits, Royal Caribbean Cruise, Darden Restaurants, CSX, and JM Family Enterprises are all headquartered in Florida  Florida projected population growth is approximately 6.7% compared to the national average of 3.8% 2.0% 2.2% 2.2% 0.0% 1.0% 2.0% 3.0% 4.0% M ar io n Al ac hu a Co lu m bi a 27 Deposit Market Share by County Deposit Market Share Rank 11 Florida Deposit Market Share 9 6 Source: SNL Financial Deposit data as of 6/30/17 Florida Deposit Market Share Deposits Market Rank Institution ($mm) Share Branches 1 Bank of America Corp. $108,279 19.8% 563 2 Wells Fargo & Co. 79,721 14.6 621 3 SunTrust Banks Inc. 49,105 9.0 441 4 JPMorgan Chase & Co. 32,882 6.0 399 5 Citigroup Inc. 19,525 3.6 55 6 TIAA Board of Overseers 19,290 3.5 12 7 Regions Financial Corp. 18,994 3.5 323 8 BB&T Corp. 18,041 3.3 311 9 BankUnited Inc. 14,697 2.7 89 10 Toronto-Dominion Bank 12,714 2.3 152 113 Renasant Corp. 238 0.0 6 Total Market 545,627 100.0 5,099 RNST Branches

28 Deposit Market Share by County – Top 5 Presence in 10 of 22 counties 1 7 Deposit Market Share Rank 4 21 8 2 5 4 Georgia Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/17 4 11 2 3 9 12 12 3 17 24 20 4 0.3% 19.8% 4.7% 11.8% 26.9% 0.7% 2.5% 13.6% 7.2% 2.0% 27.8% 2.5% 11.2% 0.4% 16.8% 0.5% 11.5% 8.9% 14.8% 1.1% 0.0% 0.1% 0.0% 8.0% 16.0% 24.0% 32.0% Fult on Dou ghe rty Che rok ee Bul loch Effi ngh am Gw inn ett For syth Pick ens Bar tow Bib b Jeff Da vis Low nde s Lee DeK alb Coo k Cha tham App ling Tatt nall Wo rth Tro up Cob b Mu scog ee 14 13  Entered the North GA market through two FDIC loss share transactions  12 full-service locations  Expanded services include mortgage and wealth management personnel  Grew GA presence by completing acquisition of HBOS  Added 20 full-service branches and 4 mortgage offices  Significantly ramps up our mortgage division  Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets) in April 2016  Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches  Asset based lending division headquartered in Atlanta Deposits Market Rank Institution ($mm) Share Branches 1 SunTrust Banks Inc. $54,262 22.9% 230 2 Wells Fargo & Co. 36,811 15.5 265 3 Bank of America Corp. 35,762 15.1 170 4 Synovus Financial Corp. 14,687 6.2 115 5 BB&T Corp. 11,995 5.1 147 6 Regions Financial Corp. 6,425 2.7 121 7 United Community Banks Inc. 5,773 2.4 65 8 JPMorgan Chase & Co. 4,390 1.9 82 9 Bank of the Ozarks 3,995 1.7 67 10 State Bank Financial Corp. 3,514 1.5 32 16 Renasant Corp. 1,780 0.8 37 Total Market 236,981 100.0 2,323 RNST Branches

 Increased presence in Mississippi with the recent acquisition of Metropolitan BancGroup, Inc., which closed 1/17/17  Added 4-full service branches  Columbus Air Force Base trains 1/3 of the nation‟s pilots, with an economic impact of $250 million  Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.  City of Tupelo/Lee County Hosts one of the largest furniture markets in the U.S. Home to one of the largest rubber / tire producers in the country 46.9% 12.0% 29.1% 8.3% 26.6% 5.8% 47.9% 11.1% 29.6% 26.8% 10.3% 26.5% 21.3% 30.4% 16.5% 23.1% 8.7% 46.5% 9.1% 8.8% 21.6% 7.4% 0.6% 10.8% 8.6% 4.2% 11.3% 4.9% 0.0% 15.0% 30.0% 45.0% 60.0% Lee Mad ison Okt ibbe ha Des oto Mo nro e Ran kin Atta la Lafa yett e Pre ntis s Pon toto c Low nde s Win ston Cop iah Cal hou n Gre nad a Cla y Alc orn Cho ctaw Uni on Pan ola Yal obu sha Boli var Hin ds Mo ntg ome ry Tish om ingo Nes hob a Hol mes Chi cka saw 29 Deposit Market Share by County – Top 5 Presence in 24 of 28 counties 1 5 1 4 1 7 1 4 2 Deposit Market Share Rank 2 2 5 3 3 2 2 3 5 2 3 4 6 4 3 3 6 10 Mississippi Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/17 4 Deposits Market Rank Institution ($mm) Share Branches 1 Trustmark Corp. $7,127 13.4% 122 2 Regions Financial Corp. 7,085 13.4 127 3 BancorpSouth Inc. 5,746 10.8 97 4 Renasant Corp. 3,692 7.0 75 5 Hancock Holding Co. 3,126 5.9 39 6 Community Bancshares of Mississippi Inc. 2,278 4.3 35 7 BancPlus Corp. 2,155 4.1 56 8 Citizens National Banc Corp. 1,157 2.2 26 9 Planters Holding Co. 909 1.7 19 10 First Bancshares Inc. 885 1.7 17 Total Market 53,035 100.0 1,140 RNST Branches

30 Deposit Market Share by County – Top 5 Presence in 2 of 8 counties Deposit Market Share Rank 12 17 8 11 5 Tennessee Deposit Market Share 16 12 Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/17 3.7% 1.1% 0.8% 2.7% 2.2% 1.2% 11.1% 0.5% 0.0% 3.0% 6.0% 9.0% 12.0% Sh elb y Da vi ds on W ill iam so n Bl ou nt W as hi ng to n Su m ne r Cr oc ke tt Su lli va n 3  Our Tennessee Operations  The Knoxville/Maryville MSA location opened in late Q2 „12  East Tennessee operations currently have 4 full-service branches, $274 million in loans and $132 million in deposits  Metropolitan acquisition added two branches in each of Memphis and Nashville  New Healthcare Lending Group added in Nashville during 2015  Tennessee ranked 4th best state to do business, per Area Development magazine  Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength  Unemployment rate continues to improve declining to 3.4% from 10.4% in January 2010, down 1.6% since last November  In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs  #1 single-family housing market in the country Housing prices appreciated 8% in the last year, and 23.3% in the last 3 years  The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store  Fortune 500 company, Royal Phillips to expand in Tennessee, creating nearly 1,000 jobs in Nashville and Franklin Deposits Market Rank Institution ($mm) Share Branches 1 First Horizon National Corp. $22,935 15.5% 202 2 Regions Financial Corp. 18,659 12.6 223 3 SunTrust Banks Inc. 13,651 9.3 127 4 Bank of America Corp. 11,459 7.8 58 5 Pinnacle Financial Partners Inc. 9,659 6.6 46 6 FB Financial Corp. 3,567 2.4 69 7 U.S. Bancorp 3,221 2.2 103 8 Franklin Financial Network Inc. 2,878 2.0 14 9 BB&T Corp. 2,713 1.8 47 10 Wilson Bank Holding Co. 2,022 1.4 27 15 Renasant Corp. 1,522 1.0 22 Total Market 147,560 100.0 2,116 RNST Branches

31 Tangible Common Equity Reconciliation of Non-GAAP Disclosures

32 Reconciliation of Non-GAAP Disclosures Efficiency Ratio

33 Efficiency Ratio (Excluding Mortgage) Reconciliation of Non-GAAP Disclosures

34 Non Interest Income Reconciliation of Non-GAAP Disclosures

E. Robinson McGraw Chairman and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President and Chief Financial Officer 209 TROY STREET TUPELO, MS 38804-4827 PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 WWW.RENASANT.COM WWW.RENASANTBANK.COM 35